EASTGROUP PROPERTIES
                      300 One Jackson Place
                     188 East Capitol Street
                   Jackson, Mississippi 39201



                        SUPPLEMENT TO THE
                PROXY STATEMENT OF LNH REIT, INC.
                               AND
               PROSPECTUS OF EASTGROUP PROPERTIES
                      DATED APRIL 15, 1996


     The information with respect to the quarter ended March 31, 1996 in the table captioned "LNH Shares" on page 59 of the Proxy Statement of LNH REIT, Inc. ("LNH") and Prospectus of EastGroup Properties in connection with the special meeting of shareholders of LNH to be held May 14, 1996 should read as follows:



                                                  Distribution
                                                  Declared Per
Quarter Ended                 High      Low       Share
- -----------------------       ------    ------    ------------
March 31, 1996                $ 8       $7 1/2     $0.15











DATED:  April 23, 1996